                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   EDUCATIONAL INSIGHTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                           EDUCATIONAL INSIGHTS, INC.
                              16941 KEEGAN AVENUE
                            CARSON, CALIFORNIA 90746
                                 (310) 884-2000

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 25, 1999

                            ------------------------

To the Shareholders of EDUCATIONAL INSIGHTS, INC.

    You are cordially invited to attend the Annual Meeting of Shareholders of Educational Insights, Inc., a California corporation (the "Company"), which will be held at the Company's Corporate Offices, 16941 Keegan Avenue, Carson, California, at 10:00 A.M., California time, on Friday, June 25, 1999, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

    1. To elect a board of five directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

    2. To consider and take action concerning approval of an amendment of the Company's Stock Awards Plan (a copy of which, as amended, is included as Appendix A to the accompanying Proxy Statement) which increases the number of shares covered by such plan by 300,000 shares;

    3. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for fiscal year 1999; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record of the Company's common stock at the close of business on May 7, 1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

    THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Stephen E. Billis
                                          SECRETARY

Carson, California
May 18, 1999

                           EDUCATIONAL INSIGHTS, INC.
                              16941 KEEGAN AVENUE
                            CARSON, CALIFORNIA 90746
                                 (310) 884-2000

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

          APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO SHAREHOLDERS:
                                  MAY 18, 1999

                            ------------------------

    The following information is in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Educational Insights, Inc., a California corporation (the "Company"), to be held at the Company's Corporate Offices, 16941 Keegan Avenue, Carson, California, at 10:00 A.M., California time, on Friday, June 25, 1999, and any adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

    A form of proxy is being furnished herewith by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the Management of the Company may also solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

    Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted "FOR" the election of all five of the nominee-directors specified herein, "FOR" approval of the amendment of the Company's Stock Awards Plan, and "FOR" the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants for fiscal year 1999, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

    Under the Company's bylaws and California law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the amendment of the Company's Stock Awards Plan or to ratify the selection of Deloitte & Touche LLP will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting (in which case the proposal would not be approved).

    Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.

                   VOTING SECURITIES AND CERTAIN SHAREHOLDERS

    The Company has outstanding only common stock, of which 7,040,000 shares were outstanding as of the close of business on May 7, 1999 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

    Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

    The following table sets forth information as to the beneficial ownership of the Company's common stock by all directors and the persons identified in the Summary Compensation Table contained elsewhere herein, as well as by directors and executive officers of the Company as a group and, to the best of the Company's knowledge, beneficial owners of 5% or more of the Company's common stock. Except as indicated below, the information in the following table is based on ownership of the Company's common stock as of the Record Date.

                                                        AMOUNT AND
                                                         NATURE OF
TITLE OF                                                BENEFICIAL         PERCENT OF
CLASS               NAME OF BENEFICIAL OWNER           OWNERSHIP(1)        CLASS (2)
----------------------------------------------------  ---------------      ----------
DIRECTORS:
Common Stock Burton Cutler ..........................  2,539,700(3)          36.08%
Common Stock Theodore J. Eischeid ...................     60,000                 *
Common Stock G. Reid Calcott ........................    113,270(5)           1.60%
Common Stock Jay Cutler .............................  1,192,870(4)          16.94%
Common Stock Gerald Bronstein .......................     92,500(6)           1.31%
Common Stock Courtney V. Moe ........................     52,500(7)              *

NON-DIRECTOR EXECUTIVE OFFICERS:
Common Stock James B. Whitney .......................     42,377(8)              *
Common Stock Dennis J. Graham .......................        200                 *
Common Stock All directors and executive officers as   4,093,417             57.50%
            a group (8 persons) .

5% SHAREHOLDERS:
Common Stock Burton Cutler ..........................  2,539,700(3)          36.08%
            Diana P. Cutler
            16941 Keegan Avenue
            Carson, CA 90746
Common Stock Jay Cutler .............................  1,192,870(4)          16.94%
            Karen Duncan Cutler
            16941 Keegan Avenue
            Carson, CA 90746

                                                        AMOUNT AND
                                                         NATURE OF
TITLE OF                                                BENEFICIAL         PERCENT OF
CLASS               NAME OF BENEFICIAL OWNER           OWNERSHIP(1)        CLASS (2)
----------------------------------------------------  ---------------      ----------
Common Stock Carol Joan Csapo .......................    600,000              8.52%
            438 N. Hidalgo
            Alhambra, CA 90801
Common Stock Peter A. Moncado .......................    600,000(9)           8.52%
            Corey Cutler Moncado
            207 Sunspring Court
            Pleasant Hill, CA 94523

------------------------

(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to such person's shares (other than shares subject to options). The amount of beneficially owned shares includes, with respect to each named person or group, the number of shares of common stock, if any, which the shareholder has the right to acquire within 60 days of the Record Date.

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person or group, the number of shares of common stock, if any, which the shareholder has the right to acquire within 60 days of such date. Ownership of less than one percent is indicated by an asterisk.

(3) Shares are held by Burton Cutler and Diana P. Cutler as Trustees of the Cutler Family Living Trust, which Trustees have the power to own, hold, vote, sell, transfer, encumber and receive distributions with respect to such shares.

(4) Shares are held by Jay Cutler and Karen Duncan Cutler as Trustees of the Cutler Family Trust, which Trustees have the power to own, hold, vote, sell, transfer, encumber and receive distributions with respect to such shares.

(5) Includes 35,270 shares which are issuable upon exercise of outstanding options.

(6) Includes 2,500 shares which are issuable upon exercise of outstanding options.

(7) Includes 2,500 shares which are issuable upon exercise of outstanding options. The remaining are held by Courtney V. Moe and Audrey S. Moe Trustees of the C&A Moe Revocable Trust dated March 27, 1992, which Trustees have the power to own, hold, vote, sell, transfer, encumber and receive distributions with respect to such shares.

(8) Includes 38,877 shares which are issuable upon exercise of outstanding options.

(9) Shares are held by Peter A. Moncado and Corey Cutler Moncado as Trustees of the Peter Anthony Moncado and Corey Cutler Moncado Family Trust dated December 2, 1994, which Trustees have the power to own, hold, vote, sell, transfer, encumber and receive distributions with respect to such shares.

    The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

                      NOMINATION AND ELECTION OF DIRECTORS

    The Company's directors are to be elected at each annual meeting of shareholders. At this Meeting, five directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. Four of the nominated directors were elected by the shareholders. The fifth nominated director is Theodore J. Eischeid who was appointed to serve as a director on October 13, 1998 by unanimous approval of the then existing Board of Directors shortly after his employment as the Company's President and Chief Executive Officer.

    In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

    The five nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of shareholders and until their successors are elected and qualify.

    The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company's present Board of Directors):

NOMINEE(1)                                               PRINCIPAL OCCUPATION                 AGE
--------------------------------------------  ------------------------------------------      ---
Burton Cutler(2)............................  Chairman of the Board                               72

Theodore J. Eischeid(3).....................  President and Chief Executive Officer               48

Jay Cutler..................................  President of Scherer Cutler, Inc.                   47

Gerald Bronstein(2)(3)......................  Chairman of the Board of Bomaine                    71
                                                Corporation

Courtney V. Moe(2)(3).......................  Private Investor                                    65

------------------------

(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the compensation committee of the Board of Directors of the Company, currently consisting of three directors. During 1998, no separate meetings of the Compensation Committee were held. Any compensation committee matters were discussed as part of the Board of Directors meetings. The compensation committee was created in July 1994 and reviews the performance of the Chief Executive Officer of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Educational Insights, Inc. Stock Awards Plan.

(3) Member of the audit committee of the Board of Directors of the Company, currently consisting of three directors, one of whom is an employee of the Company, which held two meetings during 1998. The audit committee was created in July 1994 and reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of nonaudit services, and fees to be paid to the independent public accountants, the performance of the Company's independent public accountants, and the accounting practices of the Company.

    Burton Cutler is one of the founders of the Company and has been Chairman of the Board of Directors since the Company's inception in 1962. Mr. Cutler also served as the Company's principal executive officer from its formation until 1992. From 1992 to 1996, Mr. Cutler served as an executive officer of the Company in his capacity as Chairman of the Board of Directors. In 1996, Mr. Cutler resigned as an employee.

    Jay Cutler had been employed by the Company since 1975 and became a director in 1982. He had served as President and Chief Executive Officer of the Company from 1992 to September 1998. In 1998, Mr. Cutler founded and is the President of Scherer Cutler, Inc. which develops and sells business management hardware.

    Theodore J. Eischeid joined the Company in September 1998 as President and Chief Executive Officer and was appointed as a director of the Company on October 13, 1998. From 1991 to 1998, Mr. Eischeid served as President and, from 1994, as CEO of Revell-Monogram of Morton Grove, Illinois, a subsidiary of Binney and Smith and Hallmark Cards, Inc. He currently serves as Vice Chairman of the Toy Manufacturers of America.

    Gerald Bronstein was elected as a director of the Company on July 15, 1994. For more than the last five years, Mr. Bronstein has been a major shareholder and served as Chairman of the Board of Bomaine Corporation, a manufacturer of home furnishings.

    Courtney V. Moe was elected as a director of the Company on July 15, 1994. For more than the last five years, Mr. Moe has served on boards of various private companies including companies in which he has been an investor. Prior to that, he founded and subsequently sold Mobex Corporation, a manufacturing company.

    There were five meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he was a director and the total number of meetings held by all committees of the Board of Directors on which he served during such period.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company receive $1,000 for each formal meeting of the Board of Directors. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board and committee meetings. See "Compensation Committee Interlocks and Insider Participation" for information regarding certain transactions between the Company and members of the Board of Directors.

    Further, directors who are not employees of the Company are eligible to receive options for shares of the Company's common stock pursuant to the Director's Stock Option Plan No. 1 ("the Plan"). The Plan, which is a non-qualified stock option plan, was approved by unanimous written consent of the Board of Directors of the Company on February 14, 1997. The Plan is administered by the Directors Award Committee, a committee of the Board of Directors, consisting of two members, Jay Cutler and G. Reid Calcott, who served as Plan Administrator in 1998. As of the record date, the committee consisted of the following two members, Burton Cutler and Theodore J. Eischeid. Options granted under the Plan have an exercise price equal to 100% of the fair market value of the shares of the common stock on the date of grant and have a term ending five years after the date of grant or three months after the date the Director ceases to be a Director of the Company, whichever is earlier. Pursuant to the Plan, 2,500 shares of the Company's common stock covered by stock options were granted to each of Gerald Bronstein and Courtney V. Moe in 1997. Said shares were granted with an exercise price of $2.00 per share which was deemed to be the fair market value on the grant date. All stock options granted under the Plan are immediately exercisable.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table sets forth information concerning compensation of the principal executive officer of the Company and the three other executive officers of the Company during the year ended December 31, 1998 for each of the last three completed fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                    ANNUAL COMPENSATION(1)     COMPENSATION
                                                                               ------------
                                                  --------------------------   STOCK OPTION      ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR       SALARY          BONUS      GRANTS(2)     COMPENSATION(3)
----------------------------------------  -----   ------------      --------   ------------   ---------------
Theodore J. Eischeid ...................   1998   $    123,154(4)         --     300,000          $17,500
  President and Chief Executive Officer

Jay Cutler(5) ..........................   1998        145,334(5)         --          --            1,460
  President and Chief Executive Officer    1997        150,000            --          --            2,879
                                           1996        150,000                                      1,479

James B. Whitney .......................   1998        152,919            --          --            1,460
  Vice President, Marketing                1997        150,648                                      2,880
                                           1996        151,239            --       5,000            1,397

Dennis J. Graham(6) ....................   1998        124,218                        --            1,457
  Vice President, Business Development     1997        124,750      $  6,000          --            2,678
                                           1996        129,548            --       5,000            1,266

G. Reid Calcott(7) .....................   1998        137,160            --          --            1,460
  Chief Operating & Financial Officer      1997        130,000        12,000          --            2,542
                                           1996        116,000            --      15,000              827

------------------------

(1) Perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person.

(2) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Educational Insights, Inc. Stock Awards Plan.

(3) The amounts shown in this column represent (i) the Company's matching contributions to the Educational Insights, Inc. Savings and Retirement Plan for Jay Cutler, James Whitney, Dennis Graham, and G. Reid Calcott in the amounts of $1,250, $1,250, $1,247 and $1,250, respectively, in 1998, $1,187,
    $1,188, $1,188 and $1,187, respectively, in 1997, and $1,269, $1,187, $1,056 and $634, respectively, in 1996, (ii) group term life insurance premiums paid for Jay Cutler, James Whitney, Dennis Graham and G. Reid Calcott in the amount of $210, $206, and $210 per person, in 1998, 1997 and 1996, respectively, (iii) Company contributions to the Educational Insights, Inc. Profit Sharing Plan and Trust, a qualified defined contribution/deferred compensation plan covering substantially all of its employees, who are eligible to participate after one year of service. Company contributions for Jay Cutler, James Whitney, Dennis Graham and G. Reid Calcott amounted to $1,486, $1,486, $1,284, and $1,149, respectively, in 1997. There were no
    Company contributions in 1998 or 1996. The exact amounts of the Company's contribution to the defined contribution/deferred compensation plan for the named employees do not include any reallocation of forfeitures under such plan for 1997 as such amounts would not be significant and (iv) moving allowance paid to Theodore J. Eischeid amounting to $17,500 during 1998 of a total of $50,000 to be paid prior to August 1999 in accordance with Mr. Eischeid's employment agreement.

(4) Mr. Eischeid became an employee and executive officer of the Company in September 1998. As such, the amount shown represents salary paid after such date as well as an incentive payment of $63,000.

(5) Mr. Cutler resigned in September 1998. As such, the salary amount shown represents payments made until his resignation as well as $34,615 representing fees paid under a consulting arrangement that expired in March 1999.

(6) Mr. Graham resigned in January 1999.

(7) Mr. Calcott resigned as Vice Chairman, Chief Operating and Financial Officer effective February 1999 but continues to serve as a part-time employee of the Company.

KEY EMPLOYEE EMPLOYMENT AND SEVERANCE AGREEMENTS

    Pursuant to the terms of an Employment Agreement dated September 4, 1998 (the "Employment Agreement"), the Company retained Theodore J. Eischeid as its President and Chief Executive Officer and agreed to appoint Mr. Eischeid as a member of the Company's Board of Directors. Pursuant to the terms of the Employment Agreement, Mr. Eischeid is entitled to receive an initial base salary of $230,000 per year which will be reviewed annually by the Compensation Committee of the Board of Directors. Mr. Eischeid received an additional incentive payment of $63,000 in 1998 and an incentive stock option grant of 300,000 shares of Common Stock (the "Initial Option"). In addition, beginning with calendar year 1999, Mr. Eischeid shall be entitled to receive an annual discretionary bonus which shall be tied to specific performance criteria established by the Board of Directors which bonus shall be at least 50% of the then current base year salary if such criteria are met or exceeded.

    Pursuant to the terms of the Employment Agreement, in the event of a termination of Mr. Eischeid other than for "cause" (as defined in the Employment Agreement) or the resignation of Mr. Eischeid as a result of a decrease in his base salary, or a termination as a result of "change of control" (as defined in the Employment Agreement) Mr. Eischeid shall be entitled to receive a severance payment equal to (i) one year's then base salary, plus (ii) the earned portion of any discretionary bonus. In addition, in the event of a termination of Mr. Eischeid other than for "cause" or the resignation of Mr. Eischeid as a result of a decrease in his base salary, Mr. Eischeid shall also be entitled to receive a cash payment equal to the excess of the closing price of the Company's Common Stock on the date of termination over the exercise price of the Initial Option multiplied by the number of unvested option shares, if any, under the Initial Option. The Company has previously entered into severance agreements with Messrs. Whitney, Graham and Calcott, and with six other key employees of the Company. These key employee severance agreements, which expire in December 1999, provide for severance payments equal to one times the then base annual salary for key employees with ten or more years of service and for other key employees a payment equivalent to nine months of the employee's then base annual salary.

OPTION GRANTS DURING 1998

    The following table sets forth information on grants of stock options pursuant to the Educational Insights, Inc. Stock Awards Plan during the year ended December 31, 1998, to the officers identified in the Summary Compensation
Table:

                           OPTION GRANTS IN YEAR 1998

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                 ANNUAL RATE OF STOCK
                                                % OF TOTAL OPTIONS                              PRICE APPRECIATION FOR
                                                    GRANTED TO                                      OPTION TERM(4)
                                     OPTIONS         EMPLOYEES         EXERCISE    EXPIRATION   ----------------------
NAME                                 GRANTED        IN 1998(2)         PRICE(3)       DATE          5%         10%
----------------------------------  ---------  ---------------------  -----------  -----------  ----------  ----------
Theodore J. Eischeid..............    300,000             95.2%        $    1.50       9/4/08   $  283,000  $  717,200
Jay Cutler........................         --               --                --           --           --          --
James B. Whitney..................         --               --                --           --           --          --
Dennis J. Graham..................         --               --                --           --           --          --
G. Reid Calcott...................         --               --                --           --           --          --

------------------------

(1) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Educational Insights, Inc. Employee Stock Awards Plan. Each option becomes exercisable on a cumulative basis as to one-third of the option shares two years after the date of grant and as to an additional one-third of the option shares each one year interval thereafter.

(2) The percentages represent the number of shares of Company common stock covered by the options granted to the named individual during the last completed fiscal year of the Company compared to the total number of shares of the Company common stock covered by all options granted by the Company to employees of the Company during such year.

(3) The exercise price of each option is the market price of the common stock of the Company on the date of grant.

(4) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Proxy Rules and do not necessarily reflect management's assessment of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES

    The following table sets forth information concerning stock options which were exercised during, or held at the end of, the year ended December 31, 1998 by the officers named in the Summary Compensation Table:

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

                                                                             NUMBER OF               VALUE OF UNEXERCISED
                                                                       UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS
                                           SHARES                        FISCAL YEAR END(1)         AT FISCAL YEAR END(2)
                                          ACQUIRED         VALUE     --------------------------  ----------------------------
NAME                                     ON EXERCISE     REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------  ---------------  -----------  -----------  -------------  -------------  -------------
Theodore J. Eischeid.................            --             --           --        300,000     $       0     $    56,250
Jay Cutler...........................            --             --           --             --            --              --
James B. Whitney.....................            --             --       38,877          3,333             0               0
Dennis J. Graham.....................            --             --       31,937          3,333             0               0
G. Reid Calcott......................            --             --       35,270         10,000             0               0

------------------------

(1) Shares of common stock.

(2) Valued based on the closing price of the Company's Common Stock of $1.6875 per share on December 31, 1998 and the applicable exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee of the Company are Burton Cutler, Gerald Bronstein, and Courtney V. Moe. Each of the members of the Compensation Committee has served in such capacity since the date of creation of the Compensation Committee in July 1994. No member of the Compensation Committee is now, or was at any time during the last completed fiscal year of the Company, an officer or employee of the Company. During 1998, no executive officer of the Company served as a member of the compensation committee (or its equivalent) or as a director of any entity whose executive officers served on either the Compensation Committee or the Board of Directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company's Tennessee distribution facility (the "Tennessee Facility") is owned by Karen Duncan Cutler and Jay Cutler, a director of the Company, and leased to the Company pursuant to the terms of an Industrial Real Estate Lease dated April 21, 1992 (the "Tennessee Lease"). The Tennessee Lease is for an initial term of ten years and terminates on April 20, 2002. Base rental payments for the Tennessee Facility are $20,000 per month until April 1995, $17,500 per month until April 1999 and $14,000 per month for the remainder of the Tennessee Lease term. In addition to the base rent, the Company is responsible for paying property taxes, insurance and maintenance expenses for the leased premises. The Tennessee Facility was expanded by approximately 42,000 square feet in 1995. This expansion was financed by Jay and Karen Cutler, as owners of the property. Upon completion of the expansion of the Tennessee Facility in mid-1995, payments under the Tennessee Lease were increased by $7,820 per month to amortize the costs of the expansion over the term of the Tennessee Lease. Total rent payments with respect to the Tennessee Lease were $304,000, $304,000 and $304,000 in 1998, 1997 and 1996, respectively. The Company believes that the terms of the Tennessee Lease are at least as favorable as those that would have been available to the Company in a third-party transaction.

    Pursuant to the terms of an Agreement of Unconditional Guaranty, dated April 21, 1992, the Company has guaranteed the obligations of Jay Cutler and Karen Duncan Cutler incurred in connection with the acquisition of the Tennessee Facility. These obligations bear interest at a rate of 8% per annum.

The initial aggregate principal amount of such obligations was $1,000,000 and the principal balance as of December 31, 1998 was approximately $400,000.

    Stanley Cutler, an electronic engineer and the brother of Burton Cutler, assisted in the design and development of certain of the Company's electronic learning aids, most significantly the Company's GeoSafari line of products. In order to compensate Mr. Cutler for his electronic engineering and designing services and in exchange for his assignment of any and all of his patent rights to the Company products developed by him (including the patents to the GeoSafari game board and teaching apparatus), Mr. Cutler and the Company entered into a Royalty Agreement, dated May 12, 1993, and expiring December 31, 2010. Under the terms of the Royalty Agreement, the Company is required to pay a royalty equal to 1% of the Company's net sales of certain products. Effective January 1, 1994, royalty payments are capped at $150,000 annually. Total royalty payments for the years ended December 31, 1998, 1997 and 1996 totaled $53,000, $79,000, and
$99,120, respectively. The May 12, 1993 Royalty Agreement superseded a number of prior agreements between the Company and Stanley Cutler as to royalties for products developed with his assistance. The Company believes that the terms of the Royalty Agreement with Stanley Cutler are at least as favorable as those that would have been available to the Company in a third-party transaction. Stanley Cutler also provides certain consulting services relating to the Company's new product development activities. Payments for said services commenced in 1997 and amounted to $17,000 and $87,500 in 1998 and 1997, respectively.

    Subsequent to his resignation in September 1998, Jay Cutler was retained to provide consulting services for which he was paid $34,615 in 1998.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

    The Compensation Committee reviews the performance of the Chief Executive Officer of the Company, makes recommendations to the Board of Directors as to the compensation of the Chief Executive Officer and the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, and stock option awards under the Stock Awards Plan.

    COMPENSATION POLICIES AND PHILOSOPHY. The Company's executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company's success, to provide economic incentives for executive officers to achieve the Company's business objectives by linking the executive officers' compensation to the performance of the Company, to strengthen the relationship between executive pay and shareholder value, to reward individual performance and to be cost effective from the standpoint of the Company's shareholders. The Company uses a combination of base salary, cash bonuses and stock option awards to achieve the aforementioned objectives.

    In carrying out these objectives, the Compensation Committee considers a number of factors which include the types of compensation paid to executive officers in similar positions by comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to business conditions, and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the individual performance of the Chief Executive Officer and, as appropriate, approves the recommendations of the Chief Executive Officer relating to the performance of other executive officers and their ability to perform their given tasks, knowledge of their jobs, and their ability to work with others toward the achievement of the Company's goals.

    COMPONENTS OF COMPENSATION. Executive officer salaries are established in relation to a range of salaries for comparable positions among other companies of comparable size and complexity based on information generated in the process of the Company's recruiting and human resources activities, with the exception of the Chief Executive Officer's salary which is set in relationship to the top three executive officers reporting to the Chief Executive Officer. The Company seeks to pay its executive officers salaries that are commensurate with the qualifications, duties and responsibilities and that are competitive in the marketplace. In making its annual salary recommendations, the Compensation Committee looks at the Company's financial position and performance and the overall contribution of the executive officers as a group during the prior fiscal year in helping to meet the Company's financial and business objectives. The Compensation Committee recommends and approves the Chief Executive Officer's annual salary and makes recommendations on a range of salary changes for other executive officers as a group.

    Executive officer annual cash bonuses are used to provide executive officers with financial incentives to meet annual performance targets of the Company or its operating divisions. Performance targets and bonus recommendations for executives other than principal executive officers are proposed by the management of the Company's principal operating departments, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors.

    The Compensation Committee believes that equity ownership by executive officers provides incentives to build shareholder value and align the interests of executive offers with the shareholders. The Compensation Committee typically recommends stock option grants on an annual basis to the executive officers and other key employees under the Awards Plan, subject to applicable vesting periods. The Compensation Committee believes that these grants provide incentives for executive officers to remain with the Company. Stock options generally have value only if the price of the Company's common stock increases over the exercise or grant price. The size of the option grants is usually based upon factors such as comparable equity compensation offered by other companies, the seniority of the executive officer and the contribution that the executive officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee also considers prior grants to the executive officer and his or her expected contributions during the succeeding fiscal year.

    COMPENSATION OF THE PRINCIPAL EXECUTIVE OFFICER. The Compensation Committee reviews the performance of the principal executive officer of the Company, as well as other executive officers of the Company and its subsidiaries, annually. As the principal executive officer of the Company, both Jay Cutler's and Theodore J. Eischeid's compensation was determined on a consideration of the various factors discussed above, including the performance of the Company and the individual performance of Mr. Cutler.

                                          Respectfully submitted,
                                          Compensation Committee:

                                          Burton Cutler
                                          Courtney V. Moe
                                          Gerald Bronstein

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

    The graph below compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Nasdaq U.S. Stock Market Index and a peer group of seven corporations in the same or similar line-of-business as the Company for the period from the date of effectiveness of the Company's initial public offering (April 15, 1994) and ended December 31, 1998.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
  EDUCATIONAL INSIGHTS, INC. COMMON STOCK, NASDAQ U.S. STOCK MARKET INDEX AND
                    EDUCATIONAL INSIGHTS, INC. PEER GROUP**

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  EDUCATIONAL INS       PEER GROUP       NASDAQ US
April 15, 1994               $100.00          $100.00        $100.00
1994                          $53.75          $108.65        $102.04
1995                          $27.50          $104.51        $144.32
1996                          $22.50          $131.89        $177.46
1997                          $21.54          $203.60        $217.71
1998                          $16.88          $256.38        $306.04

------------------------

* Assumes that the value of the investment in the Company's common stock and each index was $100 on April 15, 1994.

** Peer group consists of the following corporations selected by the Company in good faith: American Educational Products, Houghton Mifflin Co., 4 Kids Entertainment, Inc. (formerly known as Leisure Concepts, Inc.), Lewis Galoob Toys, Inc., Ohio Art Co., SLM International, Inc., and Golden Books Family Entertainment, Inc. (formerly known as Western Publishing Group, Inc.). Each of the component corporations of the peer group was weighted according to the respective corporation's stock market capitalization at the beginning of the period for which a return is indicated.

                       AMENDMENT OF THE STOCK AWARDS PLAN

    In 1993, the Board of Directors of the Company adopted the Educational Insights, Inc. Stock Awards Plan (the "Stock Awards Plan"). Under the Stock Awards Plan, as currently in effect, a maximum of 600,000 shares of common stock of the Company may be issued pursuant to exercise of options granted under the Plan. As of May 7, 1999, no shares had been issued under the Stock Awards Plan as a result of exercise of previously granted options; options were outstanding in respect of an aggregate of 531,790 shares; and an aggregate of 68,210 shares were available for future grants of options under the Stock Awards Plan.

    In April 1999, the Board of Directors amended the Stock Awards Plan, subject to approval of the shareholders, to increase the number of shares covered by the plan by 300,000 shares. The Stock Awards Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business. The amendment was adopted and is recommended for approval by the Company's stockholders because the Board believes that option grants and the stock issuances under the Employee Plan play an important role in the Company's efforts to attract and retain employees of outstanding ability and to reward employees for outstanding performance. In the event the amendments to the Stock Awards Plan are not approved by the shareholders, the Board believes that the Company's inability to grant additional options under the Stock Awards Plan will adversely impact the Company's future hiring, promotion and operating plans.

    A copy of the Stock Awards Plan, as amended by the Board subject to shareholder approval, is set forth in full as Appendix A to this Proxy Statement. Following is a summary of the principal provisions of the Stock Awards Plan, as so amended:

    1. PURPOSE. The purpose of the Stock Awards Plan is to further the growth and development of the Company by providing an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's common stock, to provide additional compensation for such persons, and to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

    2. TYPES OF AWARDS The Stock Awards Plan authorizes the grant to employees of two types of options: "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") not specifically authorized or qualified for favorable federal income tax consequences. In addition the Stock Awards Plan authorizes the grant of "Stock Appreciation Rights" ("SARs"), stock of the Company subject to certain restrictions ("Restricted Stock"), stock of the Company not subject to such restrictions ("Unrestricted Stock"), "Deferred Stock Awards", "Performance Unit Awards" and other Company stock-based awards. As of April 30, 1999, the Company had not granted any awards under the Stock Awards Plan other than ISOs and Nonqualified Options.

    3. ELIGIBILITY. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries is eligible to receive an award under the Stock Awards Plan; provided that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be eligible to receive an ISO under the Stock Awards Plan unless at the time such ISO is granted the option price is at least 110% of the fair market value of the shares subject to the option and the option by its terms is not exercisable after the expiration of five years from the date the option is granted. An employee may receive more than one award under the Stock Awards Plan.

    4. NUMBER OF SHARES. A maximum of 900,000 shares of Common Stock of the Company may be issued pursuant to any grants of awards under the Stock Awards Plan, or the exercise of any rights under such awards, subject to adjustment pursuant to the "anti-dilution" provisions of the Stock Awards Plan. This represents an increase of 300,000 shares in the aggregate number of shares covered by the Stock Awards Plan prior to amendment.

    5. ADMINISTRATION. The Stock Awards Plan is an administered by a Plan Administrator (the "Plan Administrator"). Subject to the provisions of the Stock Awards Plan, the Plan Administrator has authority to construe and interpret the Stock Awards Plan, to promulgate, amend and rescind rules and regulations relating to its administration, from time to time to select from among eligible employees those to whom awards under the Stock Awards Plan will be granted, to determine the terms and conditions on which awards under the Stock Awards Plan will be granted, and to make all determinations necessary or advisable for administration of the Stock Awards Plan. The interpretation and construction by the Plan Administrator of any provision of the Stock Awards Plan or any agreement executed under the Stock Awards Plan shall be final and binding upon all parties. The Board may, in its discretion, delegate any or all of its duties as Plan Administrator, and, at any time the Board includes any person who is not an outside director, the Board shall delegate all of its duties as Plan Administrator during such period of time, to a committee (the "Compensation Committee") of not fewer than two members of the Board, all of the members of which committee shall be non-employee directors. As of the date of this Prospectus, the Board serves as the Plan Administrator. Within certain limitations, the Plan Administrator has the power to modify, extend, or renew outstanding options granted under the Stock Awards Plan, accept the surrender of outstanding options, and authorize the granting of new options in substitution therefor.

    6. OPTION EXERCISE PRICE. The purchase, or "exercise", price per share of the shares subject to any ISO or Nonqualified Option (each, an "option") shall be as determined by the Plan Administrator. The purchase price per share for shares subject to an ISO shall not be less than 100% of the fair market value per share of the shares of Common Stock on the date the ISO is granted. The Plan Administrator shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each option granted under the Stock Awards Plan shall become exercisable on a cumulative basis as to one-third of the total number of shares covered by the option at any time after two years from the date the option is granted and an additional one-third of such total number of shares at any time after the end of each consecutive one-year period thereafter until the option has become exercisable as to all of the shares subject thereto.

    7. METHOD OF EXERCISE. Any exercisable portion of an option may be exercised only by the following: (a) delivery of a written notice to the Company, prior to the time when such option becomes unexercisable under the terms of the Stock Awards Plan stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such option by, as applicable, (i) cash or check for an amount equal to the aggregate option exercise price for the number of shares being purchased, or (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, tendering shares of the Common Stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such option or portion is thereby exercised; and (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of an option. Notwithstanding the foregoing, the Company at its discretion may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee's purchase of shares pursuant to the exercise of any option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

    8. EXPIRATION OF OPTIONS. No option granted under the Stock Awards Plan shall be exercisable after the expiration of the earliest of (a) ten years after the date the option is granted, (b) three months after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than permanent disability, death or cause, (c) the date the optionee's employment with the Company and its subsidiaries terminates if such termination is for cause, as determined by the Plan Administrator, in its sole discretion, or (d) one year after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or permanent disability; provided, however, that the option agreement for any option granted under the Stock Awards Plan may provide for shorter periods in each of the foregoing instances.

    9. STOCK APPRECIATION RIGHTS. The Stock Awards Plan authorizes the grant of Stock Appreciation Rights, awards that entitle the recipient to receive an amount in cash or shares of Common Stock, or a combination of the two, as determined by the Plan Administrator in its sole discretion, having a value equal to (or, as determined by the Plan Administrator at the time of grant, otherwise based on but less than) the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (or over the option exercise price if the Stock Appreciation Right is granted in tandem with an option), multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

    10. EXERCISE OF STOCK APPRECIATION RIGHTS. No Stock Appreciation Rights shall be exercisable in whole or in part during the first six months following the date of grant. No Stock Appreciation Rights shall be exercisable during the recipient's lifetime other than by the recipient or the recipient's legal representative or guardian. Stock Appreciation Rights granted in tandem with an option shall be exercisable only at such time or times, and to the extent, that the tandem option is exercisable and only when the fair market value of the Common Stock subject to the tandem option exceeds the exercise price of such option. Upon the exercise of tandem Stock Appreciation Rights, the applicable portion of the tandem option shall be surrendered. Stock Appreciation Rights granted independent of any option shall be exercisable in such manner and within such period as shall be determined by the Plan Administrator pursuant to terms established at the time of grant.

    11. RESTRICTED STOCK AWARDS. Shares of Common Stock under a Restricted Stock award will be subject to such conditions, which may include the right of the Company during a specified period or periods to repurchase such shares at their original price or to require forfeiture of such shares (if no cash consideration was paid by the recipient) upon the recipient's termination of employment, as the Plan Administrator may determine at the time of grant. Restricted Stock may be granted at no cost to the recipient, or for a purchase price determined by the Plan Administrator on the date of grant. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the terms of grant. Except as otherwise provided pursuant to the terms of grant or as determined by the Plan Administrator at any time after the date of grant, in the event of a Restricted Stock recipient's termination of employment with the Company and its subsidiaries for any reason (including death), the recipient or the recipient's legal representative shall resell to the Company, at the cash consideration paid therefor, all of his or her shares of Restricted Stock, and the Company shall purchase such shares at that price. If no cash consideration was paid for such shares, such shares shall automatically be forfeited.

    12. UNRESTRICTED STOCK AWARDS. Shares of Common Stock granted pursuant to an Unrestricted Stock award may be granted at no cost to the recipient or at a purchase price determined by the Plan Administrator at the time of grant. Shares granted pursuant to an Unrestricted Stock award are free of the restrictions imposed on Restricted Stock awards.

    13. DEFERRED STOCK AWARDS. Deferred Stock awards are awards entitling the recipient to acquire shares of Common Stock without payment in one or more installments at a future date or dates, all as determined by the Plan Administrator. The Plan Administrator may condition the acquisition of such shares on the attainment of specified performance goals or such other factors or criteria as the Plan Administrator may determine. Except as may otherwise be provided under the terms of grant, a recipient's rights in all Deferred Stock awards shall automatically terminate upon the recipient's termination of employment with the Company and its subsidiaries for any reason (including death). At any time prior to the recipient's termination of employment with the Company and its subsidiaries, the Plan Administrator may in its discretion accelerate the date on which shares subject to the award may be acquired, or waive or amend any or all of the restrictions or conditions imposed under any Deferred Stock award.

    14. PERFORMANCE UNIT AWARDS. Performance Unit awards are awards entitling the recipient to acquire cash or shares of Common Stock, or a combination of cash and Common Stock, upon the attainment of specified performance goals. The Plan Administrator shall determine the performance goals applicable under each such award, the periods during which performance is to be measured, and all other limitations and conditions applicable to such awards. No Performance Unit award shall be exercisable in whole or in part until the expiration of six months following the date of grant. Performance goals may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Plan Administrator may deem appropriate. The Plan Administrator may adjust the performance goals and periods applicable to a Performance Unit award to take into account legal, accounting or tax rule changes, or the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships. Except as may otherwise be provided under the terms of grant, a recipient's rights in all Performance Unit awards shall automatically terminate upon the recipient's termination of employment with the Company and its subsidiaries for any reason (including death).

    15. OTHER STOCK-BASED AWARDS. The Plan Administrator may grant other stock-based awards, under which Common Stock is or may be acquired, subject to such terms and conditions as the Plan Administrator may determine at the time of grant, including conditions under which such awards may be forfeited, or conditions under which the Company may or must repurchase any award or related shares of Company Stock. No such award shall be exercisable in whole or in part during the first six months following the date of grant, or if shares of Common Stock are awarded on the date of grant, such shares shall be subject to restrictions against transfer for at least six months following the date of grant. At any time the Plan Administrator may in its sole discretion accelerate entitlement to exercise rights under any of these other stock-based awards, or waive or amend any or all of the limitations or conditions imposed under such an award.

    16. Unless sooner terminated by the Board in its sole discretion, the Stock Awards Plan will expire on, and no awards will be made under the Stock Awards Plan on or after, July 1, 2003.

FEDERAL INCOME TAX CONSEQUENCES

    1. NONQUALIFIED OPTIONS. Under current federal income tax law, the grant of a Nonqualified Option under the Stock Awards Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a Nonqualified Option granted under the Stock Awards Plan, the excess of the fair market value of the stock at the date of exercise over the exercise price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an optionee are deductible by the Company as compensation expense, if appropriate income is reported on behalf of the optionee. The deduction will be allowed for the taxable year of the Company in which the optionee includes the amount in income.

    Shares received for services that are subject to a substantial risk of forfeiture generally are not included in the recipient's income until the risk of forfeiture lapses. However, the optionee is entitled to elect to recognize income on the date the shares are transferred (a "Section 83(b) Election"). Such election must be made within 30 days of the transfer of the shares to the optionee, in which case the optionee is taxed as if the shares were not subject to a risk of forfeiture. Generally, the shares received on exercise of an option under the Stock Awards Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a Nonqualified Option. However, if the optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934

("Section 16(b)"), any Section 16(b) restrictions applicable to such shares will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) during their term of service and for up to six months after termination of such service. Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3") provides an exemption from the restrictions of Section 16(b) with respect to certain grants, awards and other acquisitions from an issuer, including stock options, provided certain conditions set forth therein are met. Moreover, Rule 16b-3 and Rule 16b-6 promulgated by the Securities and Exchange Commission ("Rule 16b-6") provide an exemption from the restrictions of Section 16(b) with respect to exercises or conversions of derivative securities, including stock option exercises, provided certain conditions set forth therein are met. Because the Stock Awards Plan operates in a manner that satisfies the conditions set forth in Rule 16b-3 and Rule 16b-6, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of Common Stock will not be considered a purchase or a sale for purposes of Section 16(b). Thus, the shares received on exercise of a Nonqualified Option will not be deemed subject to a substantial risk of forfeiture, and ordinary income will be recognized and the Spread will be measured on the date of exercise.

    The taxable income resulting from the exercise of a Nonqualified Option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment. The tax basis for the Common Stock acquired is the option price plus the taxable income recognized.

    2. ISOs. There will be no federal income tax consequences to the Company or the optionee as a result of the grant of an ISO. The optionee also will not recognize income when the ISO is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

    In the event of a disposition of shares acquired upon exercise of an ISO, the tax consequences depend on how long the optionee has held the shares. If the optionee does not dispose of the shares within two years after the ISO was granted, or within one year after the ISO was exercised and the ISO shares were purchased, then the optionee must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances. If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition of the shares (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is determined under the rules applicable to Nonqualified Options (see above). However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm's-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

    The Spread under an ISO is treated as an adjustment in computing alternative minimum taxable income ("AMTI") to the optionee for the year of exercise. A subsequent disqualifying disposition of shares acquired upon exercise of an ISO will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

    3. STOCK APPRECIATION RIGHTS. There will be no federal income tax consequences to the Company or the recipient as a result of the grant of a Stock Appreciation Right. Generally, upon the exercise of a Stock Appreciation Right granted under the Stock Awards Plan, the Spread under the Stock Appreciation Right to which the recipient becomes entitled is taxable to the recipient as ordinary income. All such amounts taxable to the recipient are deductible by the Company as compensation expense, if appropriate income is reported in behalf of the recipient. The deduction will be allowed for the taxable year of the Company in which the recipient includes the amount in income.

    As is the case with Nonqualified Options, property received pursuant to the exercise of a Stock Appreciation Right that is subject to a substantial risk of forfeiture generally is not included in the recipient's income until the risk of forfeiture lapses, subject to the ability to make a Section 83(b) Election. However, it is not expected that any substantial risk of forfeiture will be present upon the exercise of a Stock Appreciation Right under the Stock Awards Plan, because the Stock Awards Plan's compliance with Rule 16b-3 and Rule 16b-6 will provide the exemptions from Section 16(b) necessary to eliminate any risk of forfeiture as described above with respect to Nonqualified Options.

    The taxable income resulting from the exercise of a Stock Appreciation Right will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment.

    4. STOCK AWARDS, DEFERRED STOCK AWARDS, PERFORMANCE UNIT AWARDS AND OTHER STOCK-BASED AWARDS. With respect to any other awards under the Stock Awards Plan of shares of Common Stock, or under which a recipient may exercise rights to acquire shares of Common Stock, the general rule is that the recipient recognizes ordinary income in an amount equal to the excess of the fair market value of the property transferred at the first time that the recipient's rights to the property are not subject to a substantial risk of forfeiture, over the amount, if any, paid for the property, in the first taxable year in which the recipient's rights to the property are not subject to a substantial risk of forfeiture. Thus, the recipient does not recognize taxable income with respect to any such award until both of the following occur: (i) the property is transferred to the recipient, and (ii) the property is no longer subject to any substantial risk of forfeiture, including performance or service requirements, or Company repurchase or forfeiture rights. Nevertheless, the recipient may be entitled to elect to recognize income on the date the property is transferred by making a Section 83(b) Election within 30 days after the transfer of the property to the recipient, in which case the recipient will be taxed as if the property were not subject to a substantial risk of forfeiture. However, the Stock Awards Plan gives the Stock Awards Plan Administrator discretion to provide, under the terms of an award, that the recipient may not make a Section 83(b) Election.

    The Company is entitled to a deduction for compensation expense in the amount of income taxable to the recipient with respect to a transfer of property, if appropriate income is reported on behalf of the recipient. The deduction will be allowed for the taxable year of the Company in which the recipient includes the amount in income. The taxable income to a recipient with respect to any such award will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment.

OPTIONS OUTSTANDING UNDER THE STOCK AWARDS PLAN

    As of May 7, 1999, no shares had been issued under the Stock Awards Plan as a result of previously granted awards. As of that date, options were outstanding under the Stock Awards Plan held by approximately ten persons to purchase an aggregate of 531,790 shares of Company common stock at an average exercise price of $1.63 per share, and 68,210 shares were available for future grants of options under the Stock Awards Plan. Total options granted to date under the Stock Awards Plan as of May 7, 1999 were as follows: Theodore J. Eischeid--300,000; James B. Whitney--42,210; Dennis J. Graham--0; G. Reid Calcott--45,270; all current employees as a group (excluding executive officers) (approximately six persons)--144,310. Directors or nominees for director who are not employees of the Company have not been granted any options under the Stock Awards Plan. In addition, no associate of any director, nominee for director or executive officer has been granted any options under the Stock Awards Plan.

    The market value of the Company's common stock on April 27, 1999 was $1.94 per share.

REASONS FOR AMENDMENT OF THE STOCK AWARDS PLAN

    The Board of Directors believes that amendment of the Stock Awards Plan is necessary because option grants and the stock issuances under the Employee Plan play an important role in the Company's efforts to attract and retain employees of outstanding ability and to reward employees for outstanding performance.

VOTE REQUIRED FOR APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN

    Approval of the amendment of the Stock Awards Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The accounting firm of Deloitte & Touche LLP serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. One or more representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

    The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the independent public accountants for the Company for fiscal year 1999. This matter is not required to be submitted for shareholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the affirmative vote of a majority of the shares represented and voting at the Meeting.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

    Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the 1998 fiscal year its officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

                             SHAREHOLDER PROPOSALS

    Shareholders who wish to present proposals for action at next year's annual meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than January 21, 2000, for inclusion in next year's proxy statement and proxy card.

                         ANNUAL REPORT TO SHAREHOLDERS

    The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1998, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

    The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                           ANNUAL REPORT ON FORM 10-K

    A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Educational Insights, Inc., 16941 Keegan Avenue, Carson, California 90746. If Exhibit copies are requested, a copying charge of $.30 per page will be made.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Stephen E. Billis
                                          SECRETARY

Carson, California
May 18, 1999

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                   APPENDIX A

                           EDUCATIONAL INSIGHTS, INC.
                               STOCK AWARDS PLAN

                               TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                        -----
       1.  Purpose.................................................................................................           2
       2.  Definitions.............................................................................................           2
           2.1        Award........................................................................................           2
           2.2        Board........................................................................................           2
           2.3        Code.........................................................................................           2
           2.4        Company......................................................................................           2
           2.5        Common Stock.................................................................................           2
           2.6        Deferred Stock Award.........................................................................           2
           2.7        Disabled or Disability.......................................................................           2
           2.8        Fair Market Value............................................................................           2
           2.9        Incentive Stock Option.......................................................................           3
           2.10       Non-Qualified Stock Option...................................................................           3
           2.11       Optionee.....................................................................................           3
           2.12       Other Stock-Based Award......................................................................           3
           2.13       Performance Unit Award.......................................................................           3
           2.14       Plan.........................................................................................           3
           2.15       Plan Administrator...........................................................................           3
           2.16       Restricted Stock Award.......................................................................           3
           2.17       Stock Appreciation Right.....................................................................           3
           2.18       Stock Option.................................................................................           3
           2.19       Unrestricted Stock Award.....................................................................           3

       3.  Awards Under the Plan...................................................................................           4

       4.  Administration..........................................................................................           4
           4.1        Administration by Board......................................................................           4
           4.2        Administration by Compensation Committee.....................................................           4

       5.  Eligibility.............................................................................................           5

       6.  Shares Subject to the Plan..............................................................................           5
           6.1        Available Shares.............................................................................           5
           6.2        Capital Structure Adjustments................................................................           5

       7.  Terms and Conditions of Stock Options...................................................................           6
           7.1        Number of Shares Subject to Stock Option.....................................................           6
           7.2        Stock Option Price...........................................................................           6
           7.3        Notice and Payment...........................................................................           6
           7.4        Term of Stock Option.........................................................................           7
           7.5        Exercise of Stock Option.....................................................................           7
           7.6        No Transfer of Stock Option..................................................................           8
           7.7        Limit on Incentive Stock Options.............................................................           8
           7.8        No Fractional Shares.........................................................................           8
           7.9        No Exercisability in the Event of Death......................................................           8

           7.10       Modification, Extension, and Renewal of Stock Options........................................           8
           7.11       Other Provisions.............................................................................           9

       8.  Stock Option Rights.....................................................................................           9
           8.1        General......................................................................................           9
           8.2        Grant and Exercise...........................................................................           9
           8.3        Terms and Conditions of Stock Appreciation Rights............................................           9
           8.4        Rules Relating to Exercise...................................................................          10

       9.  Restricted Stock........................................................................................          11
           9.1        General......................................................................................          11
           9.2        Awards Agreement and Certificates............................................................          11
           9.3        Rights as a Shareholder......................................................................          12
           9.4        Restrictions.................................................................................          12
           9.5        Section 83(b) Election.......................................................................          13

      10.  Unrestricted Stock......................................................................................          13

      11.  Deferred Stock Awards...................................................................................          13
           11.1       General......................................................................................          13
           11.2       Award Agreement..............................................................................          13
           11.3       Elective Deferral............................................................................          14
           11.4       Termination..................................................................................          14
           11.5       Payments in Respect of Deferred Stock........................................................          14

      12.  Performance Unit Awards.................................................................................          14
           12.1       General......................................................................................          14
           12.2       Award Agreement..............................................................................          15
           12.3       Termination..................................................................................          15
           12.4       Acceleration; Waiver.........................................................................          15
           12.5       Exercise.....................................................................................          15

      13.  Other Stock-Based Awards................................................................................          15
           13.1       General......................................................................................          15
           13.2       Purchase Price; Form of Payment..............................................................          16
           13.3       Forfeiture of Awards; Repurchase of Stock; Acceleration of Waiver of Restrictions............          16
           13.4       Award Agreements.............................................................................          16
           13.5       Deemed Dividend Payments; Deferrals..........................................................          17

      14.  Supplemental Grants.....................................................................................          17
           14.1       Loans........................................................................................          17
           14.2       Cash Payments................................................................................          17

      15.  Termination or Amendment of the Plan....................................................................          17

      16.  Indemnification.........................................................................................          18

      17.  Withholding.............................................................................................          18
           17.1       Irrevocable Election.........................................................................          19
           17.2       Approval by Plan Administrator...............................................................          19
           17.3       Timing of Election...........................................................................          19
           17.4       Window Period................................................................................          19
           17.5       Timing of Delivery...........................................................................          19
           17.6       Terms in Agreement...........................................................................          19

      18.  Unfunded Status of Plan.................................................................................          20

      19.  Change of Control.......................................................................................          20
           19.1       Acceleration of Vesting and Exercise.........................................................          20
           19.2       Definition of Change of Control..............................................................          21
           19.3       Definition of Potential Change of Control....................................................          21
           19.4       Definition of Change of Control Price........................................................          21
           19.5       Exceptions...................................................................................          22

      20.  General Provisions......................................................................................          22
           20.1       Restrictions on Issuance of Shares...........................................................          22
           20.2       Rights as a Shareholder or Employee..........................................................          22
           20.3       Governing Law................................................................................          23

      21.  Effective Date of Plan..................................................................................          23

      22.  Term of Plan............................................................................................          23

                           EDUCATIONAL INSIGHTS, INC.
                               STOCK AWARDS PLAN

    1. PURPOSE. The purpose of this Educational Insights, Inc. Stock Awards Plan is to further the growth and development of Educational Insights, Inc. by providing an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's common stock and to provide for additional compensation based on appreciation in the Company's shares. The Plan provides a means to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

    2.  DEFINITIONS.  The following definitions are applicable to the Plan:

        2.1 AWARD. Except where referring to a particular category of grant under the Plan, "Award" or "Awards" shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-Based Awards.

        2.2  BOARD.  The Board of Directors of the Company.

        2.3 CODE. The Internal Revenue Code of 1986, as amended from time to time.

        2.4  COMPANY.  Educational Insights, Inc., a California corporation.

        2.5 COMMON STOCK. The shares of the common stock, without par value, of the Company.

        2.6 DEFERRED STOCK AWARD. An Award made pursuant to Section 11 below of the right to receive Common Stock at the end of a specified deferral period.

        2.7 DISABLED OR DISABILITY. Except as otherwise specifically provided herein, the determination of whether an individual is disabled or has a permanent and total disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

        2.8 FAIR MARKET VALUE. For purposes of the Plan, the "fair market value" of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator.

        2.9 INCENTIVE STOCK OPTION. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.10 NON-QUALIFIED STOCK OPTION. Any Stock Option that is not an Incentive Stock Option.

        2.11  OPTIONEE.  The recipient of a Stock Option Award.

        2.12 OTHER STOCK-BASED AWARD. An Award made pursuant to Section 13 below of the right to receive debt or other securities convertible into or exchangeable for Common Stock.

        2.13 PERFORMANCE UNIT AWARD. An Award made pursuant to Section 12 below of the right to receive cash or Common Stock upon the attainment of specified performance goals.

        2.14 PLAN. The Educational Insights, Inc. Stock Awards Plan, as amended from time to time.

        2.15 PLAN ADMINISTRATOR. The Board or the Compensation Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

        2.16 RESTRICTED STOCK AWARD. An Award of shares of Common Stock that are subject to restrictions pursuant to Section 8.

        2.17  STOCK APPRECIATION RIGHT.  An Award made pursuant to Section 9.

        2.18 STOCK OPTION. Any option to purchase shares of Common Stock granted pursuant to Section 7.

        2.19 UNRESTRICTED STOCK AWARD. An Award made pursuant to Section 10 below.

    3. AWARDS UNDER THE PLAN. Two types of Stock Options (referred to herein as "Stock Options" without distinction between such two types) may be granted under the Plan: Stock Options intended to qualify as Incentive Stock Options and Non-Qualified Stock Options. The Plan also permits the Award of Stock Appreciation Rights that provide additional compensation based on appreciation in the Company's Common Stock, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-Based Awards.

    4.  ADMINISTRATION.

        4.1 ADMINISTRATION BY BOARD. Subject to Section 4.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (a "disinterested person"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 5) of the Company and its subsidiaries those employees to whom Awards will be granted, to determine the timing and manner of the grant of the Awards, to determine the exercise price, the number of shares covered by and all of the terms of the Awards, to determine the duration and purpose of leaves of absence which may be granted to Award holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

        4.2 ADMINISTRATION BY COMPENSATION COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator, and at any time the Board includes any person who is not a disinterested person, the Board shall delegate all of its duties as Plan Administrator during such period of time, to a committee (the "Compensation Committee") of not fewer than two (2) members of the Board, all of the members of which Compensation Committee shall be persons who, in the opinion of counsel to the Company, are disinterested persons, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Compensation Committee, and add additional members to, or remove members from, the Compensation Committee. The Compensation Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Compensation Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Compensation Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

    5.  ELIGIBILITY.  Specifically excluding Burton Cutler, Diana P. Culter, Jay
A. Cutler and Karen M.D. Cutler, any employee (including any non-excluded officer or director who is an employee) of the Company or any of its subsidiaries shall be eligible to receive an Award under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Stock Option is granted the Stock Option price (determined in the manner provided in Section 7.2) is at least 110% of the Fair Market Value of the shares subject to the Stock Option and such Stock Option by its terms is not exercisable after the expiration of five years from the date such Stock Option is granted. An employee may receive more than one Award under the Plan.

    6.  SHARES SUBJECT TO THE PLAN.

        6.1 AVAILABLE SHARES. The shares available for grant of Awards under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Awards granted under the Plan shall not exceed 900,000 shares of Common Stock (subject to adjustment as provided in Section 6.2). In the event that the grant of any Award under the Plan for any reason expires, is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares, the shares of Common Stock allocable to the unexercised portion of the Award shall again be available for grant and distribution under the Plan as if no Award had been granted with respect to such shares.

        6.2 CAPITAL STRUCTURE ADJUSTMENTS. Except as otherwise provided herein, appropriate and proportionate capital structure adjustments shall be made in the number and class of shares subject to the Plan, to the Award rights granted under the Plan, and the exercise price of such Award rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that each Incentive stock Option granted pursuant to the Plan shall not be adjusted in a manner that causes it to fail to continue to qualify as an incentive stock option within the meaning of
    Section 422 of the Code.

    7. TERMS AND CONDITIONS OF STOCK OPTIONS. Stock Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

        7.1 NUMBER OF SHARES SUBJECT TO STOCK OPTION. Each Stock Option agreement shall specify the number of shares subject to the Stock Option.

        7.2 STOCK OPTION PRICE. The purchase price for the shares subject to any Stock Option shall be such amount as is determined by the Plan Administrator, but not less than par value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Stock Option price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted.

        7.3 NOTICE AND PAYMENT. Any exercisable portion of a Stock Option may be exercised only by delivery of a written notice to the Company, prior to the time when the portion of such Stock Option becomes unexercisable under
    Section 7.4, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator. Such notice shall be accompanied by full payment in cash or by check for an amount equal to the total Stock Option price for the number of shares being purchased, plus the amount of tax required to be withheld (if any) by the Company or any parent,or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option corporation is thereby exercised. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. The Plan Administrator may, at any time and in its discretion, authorize a cash payment, determined in accordance with Section 8.3(f), which shall not exceed the amount required to pay in full the federal, state and local tax consequences of an exercise of any Stock Option granted under the Plan.

        7.4 TERM OF STOCK OPTION. No Stock Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Stock Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than permanent disability, death, or cause, (c) the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for cause, as determined by the Plan Administrator, in its sole discretion, or (d) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or permanent disability; provided, however, that the Stock Option agreement for any Stock Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the Stock Option is granted. For the purposes of this Section 7.4, "permanent disability" shall mean a disability of the type defined in section 22(e)(3) of the Code.

        7.5 EXERCISE OF STOCK OPTION. No Stock Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee or at any time prior to six months from the date the Stock Option is granted. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Stock Option shall be exercisable and to accelerate the time or times of exercise; provided, however, that if any Stock Option is exercised prior to six months from the date of grant, the shares of Common Stock received upon such exercise may not be sold prior to six months from the date of grant. Unless otherwise provided by the Plan Administrator, each Stock Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after two years from the date the Stock Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the stock Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise a Stock Option and purchase shares pursuant thereto, the Stock Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment full of the purchase price for such shares.

        7.6 NO TRANSFER OF STOCK OPTION. No Stock Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

        7.7 LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted."

        7.8 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of a Stock Option.

        7.9 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of the Optionee, any Stock Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

        7.10 MODIFICATION, EXTENSION, AND RENEWAL OF STOCK OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Stock Options granted under the Plan, accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). The Plan Administrator may modify any outstanding Stock Options so as to specify a lower exercise price or accept the surrender of outstanding Stock Options and authorize the grant of new Stock Options in substitution therefor specifying a lower price. The Plan Administrator shall not, however, without the consent of the Optionee, modify any outstanding Incentive Stock Option in any manner which would cause the Stock Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of a Stock Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Stock Option.

        7.11 OTHER PROVISIONS. Each Stock Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

    8.  STOCK APPRECIATION RIGHTS.

        8.1 GENERAL. A Stock Appreciation Right is a grant entitling the recipient to receive an amount in cash or shares of the Common Stock of the Company or a combination thereof having a value equal to (or if the Plan Administrator shall so determine at time of grant, less than) the excess of the Fair Market Value of a share on the date of exercise over the Fair Market Value of a share on the date of grant (or over the Stock Option exercise price, if the Stock Appreciation Rights are granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Rights shall have been exercised, with the Plan Administrator having the sole discretion to determine the form of payment. In any event, cash shall be paid in lieu of fractional shares.

        8.2 GRANT AND EXERCISE. Stock Appreciation Rights may be granted in tandem with the grant of any Stock Option or independent of any Stock Option granted under the Plan. In the case of a tandem grant with a Non-Qualified Stock Option, such Stock Appreciation Rights may be granted either at or after the grant of such Non-Qualified Stock Option. In the case of a tandem grant with an Incentive Stock Option, Stock Appreciation Rights may be granted only at the time of the grant of such Incentive Stock Option. Stock Appreciation Rights or any applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Plan Administrator at the time of grant, a right granted with respect to less than the full number of shares covered by a related tandem Stock Option shall be reduced only if and to the extent that the number of shares covered by the exercise or termination of the related tandem Stock Option exceeds the number of shares not covered by the Stock Appreciation Rights.

        8.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as the Plan Administrator may from time to time determine:

           (a) No Stock Appreciation Rights shall be exercisable in whole or in part during the first six months of the grant term.

           (b) Stock Appreciation Rights granted in tandem with a Stock Option shall be exercisable by the Optionee (or such other person entitled under the Plan to exercise the Stock Option contained in the tandem grant) only at such time or times, and to the extent, that the related tandem Stock Option is exercisable and only when the Fair Market Value of the stock subject to the tandem Stock Option exceeds the exercise price of such Stock Option. Upon the exercise of Stock Appreciation Rights, the applicable portion of any related tandem Stock Option shall be surrendered. Stock Appreciation Rights granted independent of any Stock Option shall be exercisable by the holder in such manner and within such period or periods as shall be determined by the Plan Administrator pursuant to the terms of the Stock Appreciation Rights agreement evidencing the grant.

           (c) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the holder's lifetime only by the holder or the holder's legal representative or guardian.

           (d) In its sole discretion, the Plan Administrator may provide at the time of grant, that Stock Appreciation Rights can be exercised only in the event of a "Change of Control" or "Potential Change of Control" (as defined in Section 19 below).

           (e) The Plan Administrator, in its sole discretion, may also provide that in event of a "Change of Control" or "Potential Change of Control" (as defined in Section 19 below) the amount to be paid upon the exercise of a stock appreciation right shall be based on the "Change of Control Price" (as defined in Section 19 below).

           (f) The Plan Administrator may, at any time and in its discretion, authorize a cash payment in respect of a grant or exercise under the Plan which shall not exceed the amount required to pay in full the federal, state and local tax consequences of an exercise of any Award granted under this Plan. The Plan Administrator shall have sole and complete authority to decide whether to make such cash payments in any case, to make provision for such payments either simultaneously with or after any grant, and to determine the amount of any such payment.

        8.4  RULES RELATING TO EXERCISE.  In the case of a holder subject to
    Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time, no Stock Appreciation Rights shall be exercised except in compliance with any applicable requirements of Rule 16b-3(e) promulgated by the Securities and Exchange Commission or any successor rule. The Plan Administrator may impose such conditions on the exercise of Stock Appreciation Rights (including, without limitation, to limit the time of exercise to specified window periods following the release of quarterly and annual statements of sales and earnings or to fixed dates that are outside the control of the Stock Appreciation Rights holder) as may be required to satisfy the requirements of Rule 16b-3 or any successor rule.

    9.  RESTRICTED STOCK.

        9.1 GENERAL. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Common Stock, subject to such conditions, including the right of the Company during a specified period or periods to repurchase such shares at their original price or to require forfeiture of such shares (if no cash consideration was paid) upon the participant's termination of employment, as the Plan Administrator may determine at the time of grant. The Plan Administrator may award shares of Restricted Stock
    (i) at no cost to the recipient (or for a purchase price not in excess of the par value of the shares) or (ii) for a purchase price determined by the Plan Administrator on the date of grant. Shares of Restricted Stock may be granted or sold in respect of past services or other valid consideration.

        9.2 AWARD AGREEMENT AND CERTIFICATES. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty days (or such shorter period as the Plan Administrator may specify) following the Award date by executing and delivering to the Company a Restricted Stock Award agreement in such form as the Plan Administrator shall determine and by making payment to the Company by certified or bank check or instrument acceptable to the Plan Administrator any cash consideration required to be paid in connection with such Restricted Stock Award. Each participant receiving a Restricted Stock Award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant and deposited with the Company or its designee, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

           "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Educational Insights, Inc. Stock Awards Plan and an agreement entered into between the registered owner and Educational Insights,

           Inc. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and the agreement, copies of which are on file in the office of the Secretary of Educational Insights, Inc."

    The Plan Administrator may require that, as a condition of any Restricted Stock Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

        9.3 RIGHTS AS A SHAREHOLDER. Upon complying with Section 9.2 above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions, Company repurchase or forfeiture rights and any other condition described in this Section 9 or contained in the Restricted Stock Award agreement. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

        9.4 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein and in the Restricted Stock Award agreement. Unless the Plan Administrator in its discretion provides otherwise, all shares of Restricted Stock shall be subject to the restrictions against transfer and to the Company's right to repurchase or require forfeiture set forth in this Section 9.4 for a period of six months from the date of grant.

        The Plan Administrator shall specify the date or dates (which may depend upon or be related to the attainment of performance goals or such other factors or criteria as the Plan Administrator shall determine) on which the non-transferability of the Restricted Stock and the obligation to forfeit or resell such shares to the Company shall lapse. The Plan Administrator may provide for the lapse of such restrictions in installments and at any time may accelerate such date or dates and otherwise waive or, subject to Section 15 below, amend any terms and conditions of the Award.

        Except as otherwise may be provided in the Award agreement or determined by the Plan Administrator at any time after the date of grant, in the event of termination of employment of a participant with the Company and its subsidiaries for any reason (including death), the participant or the participant's legal representative shall resell to the Company, at the cash consideration paid therefor, all Restricted Stock, and the Company shall purchase such shares at that price, or if no cash consideration was paid, all shares of Restricted Stock awarded to the participant shall automatically be forfeited to the Company.

        Only shares of Stock or other securities of the Company or any other entity which are issued as a distribution on, or in exchange for, Restricted Stock or into which Restricted Stock is converted as a result of a recapitalization, stock dividend, distribution of securities, stock split or combination of shares or a merger, consolidation or sale of substantially all of the assets of the Company shall be subject to the restrictions set forth in the Restricted Stock Award agreement, which shall inure to the benefit of any surviving or successor corporation which is the issuer of such securities. Upon the lapse of the restrictions applicable to a participant's Restricted Stock, certificates for shares of Stock free of any restrictive legend shall bp delivered to the participant or his legal representative or guardian.

        9.5 SECTION 83(b) ELECTION. Any Restricted Stock Award agreement may provide that the participant may not elect to be taxed with respect to such Award in accordance with Section 83(b) of the Code.

    10. UNRESTRICTED STOCK. The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Plan Administrator at the time of sale) to any participant shares of Common Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. Any purchase of Unrestricted Stock by a recipient must take place within sixty days after the time of grant of the right to purchase such shares. Notwithstanding the foregoing, any shares of Unrestricted Stock granted to a participant subject to
Section 16(b) of the Act may not be sold or otherwise disposed of for value for a period of six months from the date of grant.

    11.  DEFERRED STOCK AWARDS.

        11.1 GENERAL. A Deferred Stock Award is an Award entitling the recipient to acquire shares of Common Stock without payment in one or more installments at a future date or dates, all as determined by the Plan Administrator. The Plan Administrator may also condition such acquisition on the attainment of specified performance goals or such other factors or criteria as the Plan Administrator shall determine. Unless the Plan Administrator in its discretion provides otherwise, the deferral with respect to any Deferred Stock Award shall be no less than six months from the date of grant.

        11.2 AWARD AGREEMENT. A participant who is granted a Deferred Stock Award shall have no rights with respect to such Award unless within sixty days of the grant of such Award (or such shorter period as the Plan Administrator may specify) the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award agreement.

        11.3 ELECTIVE DEFERRAL. A participant may elect to further defer receipt of the Common Stock payable under a Deferred Stock Award (or an installment of the Award) for a specified period or until a specified event, subject in each case to the Plan Administrator's approval and under such terms as determined by the Plan Administrator. Subject to any exceptions adopted by the Plan Administrator, such election must generally be made at least 12 months prior to completion of the deferral period for the Award (or for such installment of the Award).

        11.4 TERMINATION. Except as may otherwise be provided in the Deferred Stock Award agreement, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment with the Company and its Subsidiaries for any reason (including death). At any time prior to the participant's termination of employment, the Plan Administrator may in its discretion accelerate, waive, or, subject to Section 15 below, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

        11.5 PAYMENTS IN RESPECT OF DEFERRED STOCK. Without limiting the right of the Plan Administrator to specify different terms, the Deferred Stock Award agreement may either make no provisions for, or may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Plan Administrator in its sole discretion.

    12.  PERFORMANCE UNIT AWARDS.

        12.1 GENERAL. A Performance Unit Award is an Award entitling the recipient to acquire cash or shares of Common stock, or a combination of cash and Common Stock, upon the attainment of specified performance goals. The Plan Administrator in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Performance Unit Award. Notwithstanding the foregoing, no Performance Unit Award shall be exercisable in whole or in part during the first six months following the date of grant. Performance goals may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Plan Administrator may deed appropriate. Performance periods may overlap and participants may participate simultaneously with respect to Performance Unit Awards that are subject to different performance periods and different performance goals. The Plan Administrator may adjust the performance goals and periods applicable to a performance Unit Award to take into account changes in law and accounting and tax rules, and to make such adjustments as the Plan Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships. Performance Units may be awarded independent of or in connection with the grant of any other Award under the Plan.

        12.2 AWARD AGREEMENT. A participant shall have no rights with respect to a Performance Unit Award unless within sixty days of the grant of such Award (or such shorter period as the Plan Administrator may specify) the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award agreement.

        12.3 TERMINATION. Except as may otherwise be provided by the Plan Administrator at any time prior to the termination of employment, a participant's rights and all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

        12.4 ACCELERATION; WAIVER. At any time prior to the participant's termination of employment with the Company and its Subsidiaries, the Plan Administrator may in its sole discretion accelerate, waive, or, subject to
    Section 15 below, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

        12.5 EXERCISE. The Plan Administrator in its sole discretion shall establish procedures to be followed in exercising any Performance Unit Award, which procedure shall be set forth in the Performance Unit Award agreement. The Plan Administrator may at any time provide that payment under a Performance Unit Award shall be made, upon satisfaction of the applicable performance goals, without any exercise by the participant. Except as otherwise specified by the Plan Administrator, (i) a Performance Unit granted in tandem with a Stock Option is exercisable, and (ii) the exercise of a performance Unit granted in tandem with any Award shall reduce the number of shares of Common Stock subject to the related Award on such basis as is specified in the Performance Unit Award agreement.

    13.  OTHER STOCK-BASED AWARDS.

        13.1 GENERAL. The plan Administrator may grant other Awards under which Common Stock is or may in the future be acquired ("Other Stock-Based Awards"). Such Awards may include, without limitation, debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Plan Administrator shall determine. No Other Stock-Based Award shall be exercisable in whole or in part during the first six months following the date of grant or, if shares of Common Stock are awarded to a participant on the date of grant, such Stock shall be subject to restrictions against transfer for a period of no less than six months from the date of grant. Subject to the purchase price limitations in Section 13.2 below, such convertible or exchangeable securities may have such terms and conditions as the Plan Administrator may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Plan Administrator shall have provided (by the Company's right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Plan Administrator) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

        13.2 PURCHASE PRICE; FORM OF PAYMENT. The Plan Administrator may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. However, no shares of Common Stock (whether acquired by purchase, conversion, or exchange or otherwise) shall be issued unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the par value of the shares), or (ii) sold, exchanged, or converted by the Company, and the Company shall have received payment for such Stock or securities so sold, exchanged, or converted equal to at least 50% of Fair Market Value of the Stock on the grant or effective date, or the exchange or conversion date, under the Award, as specified by the Plan Administrator. The Plan Administrator may permit payment by certified check or bank check or other instrument acceptable to the Plan Administrator or by surrender of other shares of Common stock (excluding shares then subject to restrictions under the Plan).

        13.3 FORFEITURE OF AWARDS; REPURCHASE OF STOCK; ACCELERATION OF WAIVER OF RESTRICTIONS. The plan Administrator may determine the conditions under which an Other Stock-Based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Plan Administrator may in its sole discretion accelerate, waive, or, subject to Section 15 below, amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.

        13.4 AWARD AGREEMENTS. A participant shall have no rights with respect to any Other Stock-Based Award unless within sixty days after the grant of such Award (or such shorter period as the Plan Administrator may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-Based Award agreement.

        13.5 DEEMED DIVIDEND PAYMENTS; DEFERRALS. Without limiting the right of the Plan Administrator to specify different terms, an Other Stock-Based Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.

    14.  SUPPLEMENTAL GRANTS.

        14.1 LOANS. The Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Award recipient to finance the participant's purchase of shares pursuant to the exercise of any Award, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended, either on or after the date of grant of such Award. Such loans may be either in connection with the grant or exercise of any Award, or in connection with the payment of any federal, state and local income taxes in respect of income recognized under an Award. The Plan Administrator shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Stock issued, have a term (including extensions) exceeding ten years in duration, or be an amount exceeding the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus an amount equal to the cash payment permitted in Section 14.2 below.

        14.2 CASH PAYMENTS. The plan Administrator may, at any time and in its discretion, authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount which would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of (i) the receipt of an Award or the exercise of rights thereunder and (ii) the receipt of such cash payment. The Plan Administrator shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of any such payment.

    15. TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 6.2, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Awards granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, no reduction in the exercise price of Awards granted under the Plan, and no extension of the latest date upon which Awards may be exercised; and provided further that, without the consent of the Award recipient, no amendment may adversely affect any then outstanding Awards or any unexercised portion thereof.

    16. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Compensation Committee, the members of the Plan Administrator connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any grant thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    17. WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock. If a participant surrenders shares acquired pursuant to the exercise of an Incentive Stock Option in payment of the exercise price of an Award and such surrender constitutes a disqualifying disposition for purposes of obtaining Incentive Stock Option treatment under the Code, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect with respect to any Award which is paid in whole or in part in shares of Common Stock, to surrender previously acquired shares of Common Stock or authorize the Company to withhold shares (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements (the "Share Surrender Withholding Election") in accordance with the following:

        17.1 IRREVOCABLE ELECTION. Any Share Surrender Withholding Election shall be made by written notice to the Company and thereafter shall be irrevocable by the recipient.

        17.2  APPROVAL BY PLAN ADMINISTRATOR.  If a recipient is subject to
    Section 16 of the Securities Exchange Act of 1934, as amended, or any successor law, any Share Surrender Withholding Election shall be subject to the consent or disapproval of the Plan Administrator in accordance with rules established from time to time by the Plan Administrator.

        17.3 TIMING OF ELECTION. Any Share Surrender Withholding Election must be made prior to the date on which the recipient recognizes taxable income with respect to the receipt of such shares (the "Tax Date").

        17.4 WINDOW PERIOD. If a recipient is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or any successor law, such person must make any Share Surrender Withholding Election:

           (a) more than six months after the date of grant with respect to which such election is made (except whenever such election is made by a Disabled recipient or the estate or personal representative of a deceased recipient); and

           (b) either at least six months prior to the Tax Date or during the period of ten business days beginning on the third business day following the release for publication of the Company's summary statement of sales and earnings for a quarter or fiscal year.

        17.5 TIMING OF DELIVERY. When the Tax Date falls after the exercise of an Award and the recipient makes a Share Surrender Withholding Election, the full number of shares subject to the Award being exercised will be issued, but the recipient will be unconditionally obligated to deliver to the Company on the Tax Date the number of shares having a value on the Tax Date equal to the recipient's federal, state and local withholding tax requirements.

        17.6 TERMS IN AGREEMENT. For purposes of this Section 15, the Plan Administrator shall have the discretion to provide (by general rule or a provision in the specific Award agreement) that, at the election of the recipient, "federal, state and local withholding tax requirements" shall be deemed to be any amount designated by the recipient which does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.

    18. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing set forth herein shall give any such participant any rights that are greater than those of a general unsecured creditor of the Company. In its sole discretion, the Plan Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares or cash with respect to the exercise of Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

    19. CHANGE OF CONTROL. The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control", as defined in this Section 19:

        19.1 ACCELERATION OF VESTING AND EXERCISE. In the event of a "Change of Control," as defined in Section 19.2, unless otherwise determined by the Plan Administrator in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Plan Administrator in writing at or after grant (subject to any right of approval expressly reserved by the Plan Administrator at the time of such determination) in the event of a "Potential Change of Control," as defined in Section 19.3:

           (a) any Stock Appreciation Rights outstanding for at least 6 months and any Stock Options or Other Stock-Based Awards under the Plan not previously exercisable, vested or convertible shall become fully exercisable, vested or convertible;

           (b) the restrictions and deferral limitations applicable to any Restricted Stock Awards or Deferred Stock Awards under the Plan shall lapse and such Awards shall be deemed fully vested;

           (c) the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards and Other Stock-Based Awards shall, to the extent determined by the Plan Administrator at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in Section 19.4) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Plan Administrator may determine prior to the Change of Control or Potential Change of Control.

        19.2 DEFINITION OF CHANGE OF CONTROL. For purposes of Section 19.1, a "Change of Control" means the happening of any of the following:

           (a) when any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

           (b) the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 5(f) of Schedule 14A of Regulation 14A of the Commission under the Securities Exchange Act of 1934, as amended;

           (c) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

           (d) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

        19.3  DEFINITION OF POTENTIAL CHANGE OF CONTROL.  For purposes of
    Section 19.1 a "Potential Change of Control" means the happening of any of the following:

           (a) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in
       Section 19.2; or

           (b) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption of the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

        19.4  DEFINITION OF CHANGE OF CONTROL PRICE.  For purposes of this
    Section 19, "Change of Control Price" means the highest price per share paid in any transaction reported on any established stock exchange or reported over the counter market, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty day period as determined by the Plan Administrator, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Plan Administrator decides to cash out such Stock Options.

        19.5 EXCEPTIONS. Anything to the contrary notwithstanding, any transaction involving the spin-off of the company and any public offering of shares of the Company that results in raising capital for the Company shall be excluded from the events and transactions specified in Sections 19.2 and 19.3.

    20.  GENERAL PROVISIONS.

        20.1 RESTRICTIONS ON ISSUANCE OF SHARES. The issuance of Awards and shares of Common Stock shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended. If a participant acquires shares of Common Stock pursuant to the exercise of an Award, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by his or her Award, to represent that the shares to be acquired pursuant to exercise of the Award will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration. The Company may place a legend on the certificates evidencing the shares reflecting the fact that they are subject to restrictions on transfer under the terms of this Section 20.1. In addition, any participant may be required to execute a buy-sell or right of first refusal agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

        20.2 RIGHTS AS A SHAREHOLDER OR EMPLOYEE. A participant or transferee of an Award shall have no right as a shareholder of the Company with respect to any shares covered by any grant under this Plan until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in
    Section 6.2. Nothing in the Plan or in any Award agreement shall confer upon any participant any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the participant's employment at any time.

        20.3 GOVERNING LAW. This plan shall be governed by, and construed in accordance with, the laws of the state of California.

    21. EFFECTIVE DATE OF PLAN. The plan shall be adopted and become effective on the date of execution specified below subject, however, to the approval of the Plan by the shareholders of the Company within twelve months of the Effective Date. Unless shareholder approval is obtained within twelve months of the Effective Date, this Plan and any Awards hereunder shall become void.

    22. TERM OF PLAN. Unless sooner terminated by the Board in its sole discretion, the Plan will expire and no Awards may be made hereunder on and after the earlier of the tenth anniversary of the effective date determined in
Section 21 or July 1, 2003.

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EDUCATIONAL INSIGHTS, INC.
16941 KEEGAN AVENUE
CARSON, CALIFORNIA 90746

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTOR'S

The undersigned hereby appoints Burton Cutler and Theodore J. Eischeid as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Educational Insights, Inc. held of record by the undersigned on May 7, 1999, at the Annual Meeting of Shareholders to be held on June 25, 1999, or any adjournment thereof.



         PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.


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

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  /X/ PLEASE MARK YOUR
      VOTES AS INDICATED
      IN THIS EXAMPLE

                           FOR all nominees listed     WITHHOLD AUTHORITY
                           below (except as marked     to vote for all nominees
                           to the contrary below)      listed below

1. ELECTION OF                      / /                        / /
   DIRECTORS

(INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE MARK THE BOX NEXT TO THE
NOMINEE'S NAME BELOW):

/ / Burton Cutler         / / Gerald Bronstein
/ / Jay Cutler            / / Courtney V. Moe
/ / Theodore J. Eischeid

                                         FOR    AGAINST  ABSTAIN

                                         / /      / /      / /
2. AMENDMENT TO
   STOCK AWARDS PLAN

                                         FOR    AGAINST  ABSTAIN

                                         / /      / /      / /
3. RATIFICATION OF SELECTION OF
   INDEPENDENT PUBLIC ACCOUNTANTS

4. In their discretion, the Proxies are
   authorized to vote upon such other
   business as may properly come before
   the meeting.









                                                        Dated:           , 1999
-------------------------  ---------------------------        -----------
       Signature           Signature, if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

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